For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. https://twitter.com/ford https://ford.to/facebook https://ford.to/linkedin News Ford Broadens Electrification Strategy to Reach More Customers, Improve Profitability, Continue to Reduce CO2 • Ford broadens electrification choices for customers and adjusts its rollout of pure electric vehicles to deliver a capital-efficient, profitable electric vehicle business, while continuing to significantly reduce carbon emissions over time • Ford focuses its next generation of electrified and digitally advanced vehicles where it has competitive advantages – commercial vans, mid-size and large pickup trucks, and long-range SUVs – and will offer a range of electrification options designed to speed customer adoption, including lower prices and longer ranges • In its fully electric portfolio, Ford plans to introduce an all-new commercial van that will begin production in 2026 in Ohio, closely followed in 2027 by two new pickup trucks – a medium-sized pickup based on the platform designed by Ford’s California skunkworks team and a next-generation truck to be assembled in Tennessee • Ford’s new affordable electric vehicle platform marks a major step forward in the company’s strategy to bend the cost curve on electric vehicles, allowing the company to introduce multiple vehicle styles for both retail and commercial customers at a faster pace, with more personal digital customization • Company realigns battery sourcing to be more efficient and contribute to lower overall costs in its electric vehicle portfolio • Ford will provide an update on electrification, technology, profitability and capital requirements in the first half of 2025 DEARBORN, Mich., Aug. 21, 2024 – Ford Motor Company is taking additional actions to deliver a profitable, capital-efficient and growing electric vehicle business and add even more propulsion choices for customers that generate lower CO2 emissions. The plan includes adjusting the company’s North America vehicle roadmap to offer a range of electrification options designed to speed customer adoption – including lower prices and longer ranges. In its fully electric portfolio, Ford will prioritize the introduction of a new digitally advanced commercial van in 2026, followed by two new advanced pickup trucks in 2027 and other future affordable vehicles. Ford also realigned its U.S. battery sourcing plan to reduce costs, maximize capacity utilization, and support current and future electric vehicle production. “We are committed to innovating in America, creating jobs and delivering incredible new electric and hybrid vehicles that make a real difference in CO2 reduction,” said Ford President and CEO Jim Farley. “We learned a lot as the No. 2 U.S. electric vehicle brand about what customers

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 2 want and value, and what it takes to match the best in the world with cost-efficient design, and we have built a plan that gives our customers maximum choice and plays to our strengths.” The electric vehicle market is rapidly evolving as Chinese competitors leverage advantaged cost structures including vertical integration, low-cost engineering, multi-energy advanced battery technology and digital experiences to expand their global market share. In addition, today’s electric vehicle consumers are more cost-conscious than early adopters, looking to electric vehicles as a practical way to save money on fuel and maintenance, as well as time by charging at home. This, coupled with scores of new electric vehicle choices hitting the market over the next 12 months and rising compliance requirements, has amplified pricing pressures. These dynamics underscore the necessity of a globally competitive cost structure while being selective about customer and product segments to ensure profitable growth and capital efficiency. “We’re committed to creating long-term value by building a competitive and profitable business,” said John Lawler, Ford vice chair and chief financial officer. “With pricing and margin compression, we’ve made the decision to adjust our product and technology roadmap and industrial footprint to meet our goal of reaching positive EBIT within the first 12 months of launch for all new models.” In addition to adjusting the cadence of product launches and realigning battery sourcing, Ford now plans to leverage hybrid technologies for its next three-row SUVs. As a result of this decision, the company will take a special non-cash charge of about $400 million for the write- down of certain product-specific manufacturing assets for the previously planned all-electric three-row SUVs, which Ford will no longer produce. These actions may also result in additional expenses and cash expenditures of up to $1.5 billion and the company will reflect those in the quarter in which they are incurred, as a special item. Lawler said an important enabler to improve profitability is accelerating the mix of battery production in the U.S. that will qualify for the Advanced Manufacturing Tax Credit. Also, given the propulsion options, and increasing demand for hybrids, Ford’s mix of annual capital expenditures dedicated to pure electric vehicles will decline from about 40% to 30%. Electric commercial vehicles The rollout of Ford’s next generation of electric vehicles begins with a commercial van that will be assembled at Ford’s Ohio Assembly Plant starting in 2026. Ford has a strong commercial electric vehicle presence, led by E-Transit, which is America’s best-selling electric van suitable for businesses of all sizes. Commercial customers are transitioning more quickly to electric vehicles as they value the total cost of ownership and the productivity benefits that electric vehicles can provide. For them, vehicles, software and charging solutions are tools, and they want the best tools for the job and their bottom line, whether it is an E-Transit or an F-150 Lightning Pro. Low-cost, highly efficient electric vehicle platform In 2022, Ford established a skunkworks team in California focused on changing the company’s approach to next-generation vehicle development and bending the cost curve on electric vehicles. The team takes a systems-integration approach across design, engineering, supply

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 3 chain and manufacturing to fundamentally rethink the full vehicle. Managed to reduce cost and complexity, the approach will go deeper into the supply chain and benchmark cost against the best competitors in the world. “We recruited the most technically skilled and creative professionals from inside and outside Ford to drive a radical change in how we develop an electric vehicle,” Farley said. “The work of this highly talented team has evolved into a critical enabler of our electric vehicle strategy. These electric vehicles will be lower cost, and not compromised in any way.” The first affordable vehicle off this new platform will be a mid-sized electric pickup launching in 2027 that is expected to cater to customers who want more for their money – more range, more utility, more useability. With a globally competitive electric vehicle cost structure, the platform is designed with minimal complexity to scale quickly by underpinning multiple vehicle styles – for both retail and commercial customers. It is designed to deliver personalized digital experiences that are expandable, always updating and building on Ford’s best features, like BlueCruise and Ford Pro Telematics. This will increase the installed base for software and services – improving Ford’s mix of sticky, profitable revenue over time. Next-gen electric truck Ford’s next-generation electric truck will build on the company’s century-long heritage of truck leadership and the No. 1 best-selling electric truck in the U.S., the F-150 Lightning. Ford is retiming the launch of its groundbreaking electric truck code-named “Project T3” to the second half of 2027. Taking all the learnings from F-150 Lightning customers, the truck will offer features and experiences never seen on any Ford truck, including upgraded bi-directional charging capability and advanced aerodynamics. The truck will be assembled at BlueOval City’s Tennessee Electric Vehicle Center. Retiming the launch allows the company to utilize lower-cost battery technology and take advantage of other cost breakthroughs while the market continues to develop. Broader electrification choices For some commercial applications and for larger vehicles, the battery cost of a pure electric vehicle remains challenging. Therefore, Ford will develop a new family of electrified three-row SUVs which will include hybrid technologies that can offer breakthrough efficiency, performance benefits and emissions reductions versus pure gas vehicles and extend the range of the vehicle on road trips relative to pure electric vehicles. In addition, the next-generation F-Series Super Duty pickup will have a range of propulsion options, building on Ford’s hybrid truck sales leadership with the F-150 and Maverick. “As the global leader in pickup trucks, we are future-proofing this valuable franchise across all sizes with hybrid, electric and other electrified propulsion options, giving individual customers and businesses choice based on how they use their trucks,” Farley said.

Smart capacity utilization and localization key to achieving cost reductions
Ford realigned battery sourcing to support both electric vehicle and other emerging electrified vehicle applications to unlock cost reductions, improve capital efficiency, and qualify for Inflation Reduction Act production and consumer tax credits.

"An affordable electric vehicle starts with an affordable battery," Farley said. "If you are not competitive on battery cost, you are not competitive."

- Ford and LG Energy Solutions are targeting to move some Mustang Mach-E battery production from Poland to Holland, Michigan, in 2025 to qualify for Inflation Reduction Act benefits.
- The BlueOval SK joint venture's Kentucky 1 plant will manufacture cells for the current E-Transit with enhanced range and F-150 Lightning beginning mid-2025, delivering significant cost improvements coming online earlier than planned.
- BlueOval SK at BlueOval City in Tennessee will produce cells starting in late 2025 for Ford's new electric commercial van to be built at Ford's Ohio Assembly Plant. Those same cells will be sourced to later power the next-generation electric truck to be assembled at BlueOval City and future emerging technology electrified vehicles. This common cell strategy gives Ford significant sourcing flexibility for manufacturing across multiple segments and electrified platforms as the market continues to evolve.
- Lithium iron phosphate (LFP) battery production is on track to begin in 2026 at BlueOval Battery Park Michigan – America's first automaker-backed LFP battery plant – qualifying for Inflation Reduction Act benefits and giving Ford one of the lowest-cost battery cells in North America.

Ford will provide an update on its electrification, technology, profitability and capital requirements in the first half of 2025.

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About Ford Motor Company

Ford Motor Company (NYSE: F) is a global company based in Dearborn, Michigan, committed to helping build a better world, where every person is free to move and pursue their dreams. The company's Ford+ plan for growth and value creation combines existing strengths, new capabilities and always-on relationships with customers to enrich experiences for customers and deepen their loyalty. Ford develops and delivers innovative, must-have Ford trucks, sport utility vehicles, commercial vans and cars and Lincoln luxury vehicles, along with connected services. The company does that through three customer-centered business segments: Ford Blue, engineering iconic gas-powered and hybrid vehicles; Ford Model e, inventing breakthrough electric vehicles along with embedded software that defines exceptional digital experiences for all customers; and Ford Pro, helping commercial customers transform and expand their businesses with vehicles and services tailored to their needs. Additionally, Ford provides financial services through Ford Motor Credit Company. Ford employs about 175,000 people worldwide. More information about the company and its products and services is available at corporate.ford.com.

Contacts:	Media Inquiries	Media Inquiries
	Emma Bergg	Jessica Enoch
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For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 5 Fixed-Income Equity Investment Community Lynn Antipas Tyson 914.485.1150 ltyson4@ford.com Investment Community Jessica Vila-Goulding 313.248.3896 jvila5@ford.com Shareholder Inquiries 800.555.5259 or 313.845.8540 stockinf@ford.com Cautionary Note on Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford is highly dependent on its suppliers to deliver components in accordance with Ford’s production schedule and specifications, and a shortage of or inability to acquire key components or raw materials, such as lithium, cobalt, nickel, graphite, and manganese, can disrupt Ford’s production of vehicles; • To facilitate access to the raw materials and other components necessary for the production of electric vehicles, Ford has entered into and may, in the future, enter into multi-year commitments to raw material and other suppliers that subject Ford to risks associated with lower future demand for such items as well as costs that fluctuate and are difficult to accurately forecast; • Ford’s long-term competitiveness depends on the successful execution of Ford+; • Ford’s vehicles could be affected by defects that result in recall campaigns, increased warranty costs, or delays in new model launches, and the time it takes to improve the quality of our vehicles and services could continue to have an adverse effect on our business; • Ford may not realize the anticipated benefits of existing or pending strategic alliances, joint ventures, acquisitions, divestitures, or business strategies; • Ford may not realize the anticipated benefits of restructuring actions and such actions may cause Ford to incur significant charges, disrupt our operations, or harm our reputation; • Operational information systems, security systems, vehicles, and services could be affected by cybersecurity incidents, ransomware attacks, and other disruptions and impact Ford and Ford Credit as well as their suppliers and dealers; • Ford’s production, as well as Ford’s suppliers’ production, and/or the ability to deliver products to consumers could be disrupted by labor issues, public health issues, natural or man-made disasters, adverse effects of climate change, financial distress, production difficulties, capacity limitations, or other factors; • Failure to develop and deploy secure digital services that appeal to customers could have a negative impact on Ford’s business; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Ford’s ability to attract, develop, grow, and reward talent is critical to its success and competitiveness; • Ford’s new and existing products and digital, software, and physical services are subject to market acceptance and face significant competition from existing and new entrants in the automotive and digital and software services industries, and its reputation may be harmed if it is unable to achieve the initiatives it has announced; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States;

For news releases, related materials and high-resolution photos and video, visit www.media.ford.com. 6 • With a global footprint and supply chain, Ford’s results and operations could be adversely affected by economic or geopolitical developments, including protectionist trade policies such as tariffs, or other events; • Industry sales volume can be volatile and could decline if there is a financial crisis, recession, public health emergency, or significant geopolitical event; • Ford may face increased price competition or a reduction in demand for its products resulting from industry excess capacity, currency fluctuations, competitive actions, or other factors, particularly for electric vehicles; • Inflationary pressure and fluctuations in commodity and energy prices, foreign currency exchange rates, interest rates, and market value of Ford or Ford Credit’s investments, including marketable securities, can have a significant effect on results; • Ford and Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • The impact of government incentives on Ford’s business could be significant, and Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Economic and demographic experience for pension and OPEB plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Ford and Ford Credit could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, services, perceived environmental impacts, or otherwise; • Ford may need to substantially modify its product plans and facilities to comply with safety, emissions, fuel economy, autonomous driving technology, environmental, and other regulations; • Ford and Ford Credit could be affected by the continued development of more stringent privacy, data use, data protection, and artificial intelligence laws and regulations as well as consumers’ heightened expectations to safeguard their personal information; and • Ford Credit could be subject to new or increased credit regulations, consumer protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward- looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as updated by our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.